Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(15)	Commitments and Contingencies:

In the ordinary course of business, the Bank has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements.

The Bank had open loan commitments at December 31, 2014 and 2013 of approximately $45.2 million and $31.1 million, respectively. At December 31, 2014 and 2013, the Bank had no fixed rate loan commitments. Unused lines of credit were approximately $80.1 million and $74.7 million at December 31, 2014 and 2013, respectively. Also at December 31, 2014 and December 31, 2013, the Bank has unused consumer lines of credit tied to customer deposit accounts of $35.5 million and $20.7 million, respectively.

The Company and the Bank have agreed to enter into employment agreements with certain officers, which provide certain benefits in the event of their termination following a change in control of the Company or the Bank. The employment agreements provide for an initial term of three years. On each anniversary of the commencement date of the employment agreements, the term of each agreement may be extended for an additional year at the discretion of the Board. In the event of a change in control of the Company or the Bank, as defined in the agreement, the officers shall be paid an amount equal to two times the officer’s base salary as defined in the employment agreement.

The Company and the Bank have entered into commitments to rent facilities, purchase services and lease operating equipment that are non-cancelable. At December 31, 2014, future minimal purchase, lease and rental commitments were as follows:

Years Ending December 31
2015	$5,599
2016	2,268
2017	2,214
2018	187
2019	21

Total	$10,289

The Company incurred rental expenses of approximately $66,000, $54,000 and $61,000 for the years ended December 31, 2014, 2013, and 2012, respectively.

In the normal course of business, the Bank and Corporation have entered into operating contracts necessary to conduct the Company’s daily business. The most significant operating contract is for the Bank’s data processing services. The monthly cost associated with this contract is variable based on the number of accounts and usage but has an expected annual cost of approximately $1.2 million. The Bank has several ATM branding agreements with local businesses. These agreements allow the Bank to maintain a cash machine and signage in various locations for an annual cost of approximately $130,000.

The Company is partially self-insured for medical benefits provided to employees. Heritage Bank is named as the plan administrator for this plan and has retained Anthem Blue Cross Blue Shield (“Anthem”) to process claims and handle other duties of the plan. Anthem does not assume any liabilities as a third party administrator. The Bank purchased two stop-loss insurance policies to limit total medical claims from Anthem. The first specific stop-loss policy limits the Company’s cost in any one year to $90,000 per covered individual. The Company has purchased a second stop-loss policy that limits the aggregate claims for the Company in a given year at $1,783,289 based upon the Company’s current enrollment. The Company has established a liability for outstanding claims as well as incurred but unreported claims. While management uses what it believes are pertinent factors in estimating the plan liability, the actual liability is subject to change based upon unexpected claims experience and fluctuations in enrollment during the plan year. At December 31, 2014, and December 31, 2013, the Company recognized a liability for self-insured medical expenses of approximately $170,000 and $393,000, respectively.

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit, standby letters of credit, and financial guarantees. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit and financial guarantees written is represented by the contractual notional amount of those instruments. The Company uses the same credit policies in making these commitments and conditional obligations as it does for on-balance-sheet instruments.

	December 31,
	2014	2013
Commitments to extend credit	$45,177	31,103
Standby letters of credit	462	322
Unused commercial lines of credit	49,026	44,962
Unused home equity lines of credit	29,843	29,733

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the counter-party. Collateral held varies but may include property, plant, and equipment and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Most guarantees extend from one to two years. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

In October of 2008, the Company entered into an interest rate swap agreement for a term of seven years and an amount of $10 million. The Bank will pay a fixed rate of 7.27% for seven years and receive an amount equal to the three-month London Interbank Lending Rate (Libor) plus 3.10%. The interest rate swap is classified as a cash flow hedge by the Bank and will be tested quarterly for effectiveness. At December 31, 2014, the cost of the Bank to terminate the cash flow hedge is approximately $390,000. The Bank, in the normal course of business, originates fixed rate mortgages that are sold to Freddie Mac. Upon tentative underwriting approval by Freddie Mac, the Bank issues a best effort commitment to originate a fixed rate first mortgage under specific terms and conditions that the Bank intends to sell to Freddie Mac. The Bank no longer assumes a firm commitment to originate fixed rate loans, thus eliminating the risk of having to deliver loans they did not close or pay commitment fees to make Freddie Mac whole.

The Company is subject to various claims and legal actions that have arisen in the course of conducting business. Management does not expect the ultimate disposition of these matters to have a material adverse impact on the Company’s financial statements.